                                                                    EXHIBIT 10.3

                          WIPRO EQUITY REWARD TRUST

THIS DEED OF TRUST made this ninth day of April (One thousand nine hundred and eighty four) between WIPRO PRODUCTS LIMITED, a public limited company incorporated under the Indian Companies Act, 1956 and having its Registered Office at Du Parc Trinity, 10/th/ Floor, 17 M G Road, Bangalore - 560 001 (hereinafter referred to as 'WPL' which expression shall wherever the context so requires or admits of be deemed to include its successors and assigns) of the One Part, and (1) Dr. (Mrs) G M H Premji and (2) Mr. K B Bugwadia, all inhabitants of Bombay (hereinafter referred to as 'the trustees' which expression shall wherever the context so requires or admits to be deemed to include the survivor and / or survivors of them, their successors and other trustee or trustees for the time being of these presents) of the One Part :

WHEREAS -

(a) WPL currently carries on business of development, manufacturing and marketing of consumer products like vanaspati, soap etc. fluid power products and microprocessor based systems and may diversify and / or enter into new business in the future. WPL has employed and will employ persons from time to time;

(b) WPL is desirous of making a voluntary irrevocable settlement of Rs. 1000/- (Rupees One thousand only) with the primary objective of providing a convenient method for conferring benefits on various qualifying employees of WPL and its Affiliates by way of receiving shares in WPL or any of the Affiliates as part of the program of WPL and its Affiliates for providing better motivation to such employees; and the incidental objective of conferring benefits by providing assistance, monetary or otherwise, to employees of WPL (but not any of its Affiliates).

(c) The Trustees have consented to act as the Trustees of these presents, as it is testified by their being parties to these presents;

(d) The said sum of Rs. 1000/- (Rupees One Thousand Only) has been paid tot he Trustees as evidenced by their acknowledgment hereunder given:

(e) The trust as aforesaid is constituted in accordance with and subject to the provisions herein contained and also subject to the Rules, as hereinafter defined, annexed hereto;

NOW THIS DEED WITNESSETH that in order to effectuate WPL's desire and for diverse good and lawful consideration thereunto moving, WPL (the settlor) directs AND IT IS HEREBY AGREED AND DECLARED AS FOLLOWS:

1. Definitions: Unless the context otherwise requires, the following expressions / words shall, have the meanings respectively given against them below, the namely:

(a) "Affiliate" means any firm or body corporate which is owned or controlled by WPL or which is owned or controlled by the persons who for the time being control fifty-one (51) percent or more of the shares, carrying voting rights in WPL.

(b) "Beneficiary" means any person who is employed by WPL or any of its Affiliates in the management category and who is declared by WPL or, as the case may be, any of its Affiliate, to be a beneficiary for the purposes of the Trust.

(c) "Period of employment" or its grammatical equivalent includes the aggregate period of employment in either WPL or any Affiliate or one or more of them.

(d) The date of distribution" means the date on which the last surviving management employee, from all management employees on the payroll of WPL on the date of this Trust (whether or not they are beneficiaries as defined in clause 1 (b) above) dies or if prior thereto the Trustees are unanimously of the opinion that it is expedient to advance the aid date then the date which the trustees may with consent of WPL specify in writing under the signature of all the Trustees and deliver to the bankers of the Trust at least seven
    (7) days before the date so specified.

(e) "Pro-rated cost" means the cost incurred by the trustees for acquiring the relevant shares and where the relevant shares include any bonus shares or right shares or both, the cost actually incurred shall be spread over all the shares including such bonus and / or right shares.

(f) "Rules" means the Rules as set out in the Annexure to this Trust Deed for the management and administration of the Trust Fund and shall include any alterations, amendments, modifications or variations made thereto from time to time in accordance with the provisions herein contained.

(g) "Trust fund" means the Trust fund as defined in clause 5 hereunder.

(h) "Trustees" shall mean the Trustees signing these presents and includes person/s who are appointed as Trustee/s in accordance with the provisions herein contained;

(i) "WPL" means Wipro Products Limited incorporated under the Indian Companies Act, 1913 and shall include its successors and assigns.

(j) Words importing 'masculine' gender and 'singular' shall respectively include 'feminine' gender and 'plural' and vice versa.


1. The Trust hereby established shall be called 'Wipro Equity Reward Trust' (hereinafter referred to as the trust or WERT) or by such other appropriate name as the trustees may unanimously decide from time to time.

2. The Trust hereby constituted and established in subject to the Rules annexed hereto:

The Trust hereby established is irrevocable.

3.  The Trustees shall permit the said sum of Rs. 1000 (Rupees One thousand
    Only) to remain in cash or deposit the same or any part thereof with a scheduled bank or may acquire therefrom or from borrowings effected from WPL or from any of its in

    WPL or such Affiliates, it being distinctly understood that the Trust shall not acquire any other property out of the funds available to the Trust except the said shares and bank deposits.

4. The Trustees shall hold and stand possessed of the said sum of Rs. 1000/- (Rupees One thousand Only) and the conversion thereof and / or the investments for the time being held by the Trustees and / or accumulation, addition and accretion thereto and/ or the investments or conversion of such accumulations, additions and accretions thereto and / or dividend and income of the Trust Fund upon the Trust and with and subject to the powers, provisions, agreements, and declarations declared and expressed of and concerning the same.

5. The Trustees shall hold and stand possessed of the Trust Fund and of any additions or accretions thereto upon the following trusts:

(a) Pending the date of distribution, the Trustees shall transfer, distribute and handover shares in WPL or its Affiliates upon a direction to that effect being made by WPL or any person or persons appointed by WPL for that purpose, to such beneficiary (ies) as may be specified in such direction and within the time and in accordance with the other terms and conditions that may be specified in such direction on the footing that in the event any part of the cost of acquisition of such shares has been initially met by the Trustees from out of a borrowing effected for the purpose of acquiring such shares, the beneficiary (ies) concerned shall receive and be handed over such shares subject to the obligation to repay the amount of such borrowing relative to the shares so specified in the said direction and in the event the beneficiary (ies), upon being made aware of such direction, requests the Trustees the dates in respect of his receiving or being handedover such shares, the Trustees shall handover the shares only in accordance with such request and not earlier, it being the intention that the beneficiary(ies) so requesting shall have no right to receive the shares, except in accordance with the terms and conditions specified in such direction and on or after the dates so advised by the beneficiary (ies).

(a) Pending the date of distribution, the Trustees shall utilize the income of the Trust Fund after deduction therefrom of Income-tax, Wealth-tax or any other tax for the payment of which the Trustees may become liable in respect thereof and also all other costs, outgoings and expenses in administering the Trust for the benefit of any beneficiaries who are employees of WPL (but not any of its affiliates) by way of financial assistance or providing any benefit of any nature whatsoever to such beneficiaries as in such manner at such items an in such ratio or proportion as the Trustees may, in their absolute discretion deem appropriate.

(b) on the date of distribution, the Trustees shall pay, transfer and hand over the Trust Fund to such beneficiaries who are in the employment of WPL on the date thereof (but not any of its Affiliates) in such manner and in such ratio or proportion as the Trustees may, in their absolute discretion, deem appropriate.

1. If WPL (the settlor) but not any of its Affiliates or any other person or persons shall pay or transfer to the Trustees any other sum of money or contribution to the intent that the same shall be held upon the Trust declared by these presents, such other sum of money or contribution(s) shall be consolidated with and form one fund with the Trust in all respects as if the same had been originally comprised in the Trust Fund.

2. In the event the Trustees are possessed of fully paid or partly paid shares in WPL or its Affiliates, they shall not be entitled to sell, transfer or otherwise dispose off the shares, except in compliance with a direction to distribute the same as specified in 6 (a) above:

PROVIDED THAT the Trustees may, with the prior written consent of WPL sell such shares but such consent shall not be granted unless, prior to the sale, the Trustees deposit with WPL (or if the shares proposed to be sold are of an Affiliate, with the concerned Affiliate) a sum equal to ninety eight (98) percent of the excess, if any, of the intended sale price over the paid up value or in case of bonus or right issues/s, over the pro-rated cost.

3. The Trustees in exercise of the authorities and discretions hereby vested in them shall have absolute and uncontrolled discretion and may exercise the same from time to time and at any time but such authority and discretion shall be subject to the provisions herein contained and the Rules for the time being in force.

4. The Trustees shall comply with and carry out all such directions as may be given to them by WPL (or any person or persons appointed by WPL) from time to time in relation to any matter with respect to which WPL has power under this Trust Deed or under the Rules to direct, determine or decide. Every such direction, or decision shall be notified to the Trustees in writing signed by any Director of WPL or other person or persons authorized in this behalf by WPL and any such notification as aforesaid shall be complete protection to the Trustees in respect of any matter therein referred to.

5. The Trustees with the consent of WPL may at any time alter, amend, modify or vary all or any of the Rules and any Rules so made shall be deemed to be validly made as if the same had been originally contained in this Trust Deed and such alterations, amendments, modifications and variations shall be subject in like manner to be altered, amended, modified or varied:

PROVIDED THAT none of the Rules so altered, amended, modified or varied -

(a) shall be repugnant to or inconsistent with any of the provisions contained in the Trust Deed; and
(b) shall be repugnant to or inconsistent with any of the provisions of the law for the time being in force relating to the Trust.

1. If the Trustees hereby appointed or any of them or any future Trustee or Trustees shall die or be out of India for more than one year continuously or become bankrupt or insolvent or desire to be discharged or refuse or become unfit or incapable to act, then and in every such case, it shall be lawful for the surviving or continuing Trustee or Trustees for the time being with the consent of WPL, and if there be no more surviving or continuing Trustee then for the refusing or retiring Trustee if willing to act with the consent of WPL to appoint a new Trustee or new Trustees in place of the Trustee or Trustee so dying or being out of India for more than a year or becoming bankrupt or insolvent or desiring to be discharged or refusing or becoming unfit or incapable to act, and upon every such appointment the Trust fund shall (if an so far as the nature of the funds or other circumstances shall require or admit) be transferred so that the same shall be vested in the Trustees for the time being.



IN WITNESS WHEREOF the settlor and the Trustees have hereunto set their respective seal and hand on the day and the year first above written.

The Common seal of Wipro Products Limited         )
Was affixed pursuant to a resolution passed       )
By its Board of Directors on 5/th/ April 1984 by  )


1. A H Premji

2. Nalin Thakor

Who being the Directors have signed in the presence of B R Jaju

Signed and delivered by the withinnamed

1. Dr. (Mrs) G M H Premji
2. Mr. K B Bugwadia
In the presence of
B. R. Jaju


ACKNOWLEDGEMENT

We, Dr. (Mrs) G M H Premji and Mr.   as the Trustees of Wipro Equity Reward
Trust hereby acknowledge the receipt of a cash sum of Rs.1000/- (Rupees One Thousand Only)

From WIPRO PRODUCTS LIMITED, the settlor of this TRUST.



                                                  1. Dr. (Mrs) G M H Premji)


                                                  a) Mr.


Dated: April 9, 1984.

               (bb)      "Derivative shares" means shares (including rights or
                    entitlement therefor) which are issued in lieu or consequences of or by reason of the holding of shares which are covered by the directions referred to in cl. 6 (a) of the Deed of Trust dated the 9/th/ day of April, 1984, to which Deed of Trust these Rules are an Annexure and without prejudice to the generality of the foregoings, includes any split-up, consolidated, bonus or right shares, which are issue din lieu or a consequence of or by reason of the holding of shares which are covered by the said directions."

                       WIPRO EQUITY REWARD TRUST  RULES


1.   NAME:  the name of the Trust is Wipro Equity Reward Trust.

2. OFFICE: the office of the Trust shall be situated at the registered office of Wipro Products Limited (WPL) or any other place as may be determined by the Trustees from time to time.

3. DEFINITIONS: Unless the context otherwise requires, the following expressions/words shall have the meanings respectively given against them, namely:

(a) "Affiliate" means any firm or body corporate which is owned or controlled by WPL or which is owned or controlled by the persons who for the time being control fifty one (51) percent or more of the shares, carrying voting rights, in WPL.

(b) "Beneficiary" means any person who is employed by WPL or nay of its Affiliate in the management category and who is declared by WPL or, as the case may be, any of its Affiliate, to be a beneficiary for the purpose of the Trust.

(c) "Period of employment" or its grammatical equivalent includes the aggregate period of employment in either WPL or any affiliate or one or more of them.

(d) "Pro-rated Cost" means the cost incurred by the Trustees for acquiring the relevant shares and where the relevant shares include any bonus shares or right shares or both, the cost actually incurred shall be spread over all the shares including such bonus and/or right shares.

(e) "Nominee" or "Nominees" means the spouse and/or any child of the beneficiary nominated by the beneficiary as provided in the Rules hereafter.

(f) "Rules" means the Rules as set out hereunder and shall include any alterations, amendments, modifications, or variations made thereto from time to time.

(g)  "Trust fund" shall mean Wipro Equity Reward trust.

(h) The Trust Deed" shall mean the deed of trust executed by WPL and the Trustees for the purpose of administering the Trust in accordance with the Rules and shall include any alterations, amendments, modifications or variations made thereto under any law for the time being in force.

(i)  "Trustees" shall mean the Trustees for the time being of the Trust.

(j) "Trust fund" means the Trust fund of the Trust as referred to in clauses five and six of the Trust Deed.

(k) "WPL" means Wipro Products Limited incorporated under the Indian Companies Act 1913 and shall include its successors and assigns.

(l) Words importing 'masculine' gender and 'singular' shall respectively include 'feminine' gender and 'plural' number and vice versa.

3.   AIMS & OBJECTIVES:

     The aims and objects of the Trust are -

     a) to provide a convenient method for conferring benefits on the beneficiaries of WPL and its Affiliates by way of receiving shares in WPL or any of its Affiliates as part of program of WPL and its participating Affiliates for providing better motivation to such beneficiaries and

     b) to confer benefits by providing assistance, monetary or otherwise to the beneficiaries of WPL (but not any of its Affiliates).

     PROPERTIES & MONIES: The properties and monies of the Trust shall consist of the following:

     a)        Grants, donations and contributions from WPL;

     b) Monies raised by loans / borrowings from WPL or any of its Affiliates;

     c) Interest and dividend on investments forming part of the properties and monies of the Trust; and

     d) All other movable property howsoever acquired (otherwise than by way of grants, donations and contributions) and belonging to the Trust.


6.   ADMINISTRATION OF THE TRUST AND PROVISIONS REGARDING TRUSTEES:

     a) Control and vesting of properties and monies: The properties and monies of the Trust shall be under the control of the Trustees and shall be vested in the names of such person or persons (including a bank or corporation) as may be appointed by the Trustees from time to time and may be vested in the sole name of any bank or corporation;

     b) Full authority and discretion: Subject to the provisions contained the trust deed and the Rules, the Trustees shall have full authority and discretion to carry on the administration of the Trust;

     c) General Powers of the Trustees: The entire administration and affairs of the Trust shall be managed by the Trustees.

     d) Specific powers of the Trustees: Without prejudice to the generality of the foregoing provisions, the Trustees shall have the following specific powers:

          i) To appoint, suspend, punish or dismiss the salaried employees of the Trust;

          ii) To provide benefits for the salaried employees of the Trust, if deemed necessary;

          iii) To hear and deal with complaints pertaining to the affairs of the Trust;

          iv) To hold and administer the properties and monies and pay all costs, charges and expenses in any way incurred by the Trust, and to have custody of the records, documents, papers, etc. of the Trust and to examine and check the accounts and other records of the Trust;

          v) To open accounts with any scheduled bank/s and to pay money into and draw money from any such account from time to time as may deem fit and to appoint a person or persons to operate all such accounts;

          vi) To acquire shares of WPL or any of its Affiliates (by subscription or otherwise);

          vii) From time to time appoint with or without remuneration (as may be determined) managers, secretaries, clerks and other employees as may be deemed expedient for carrying out the objects and purpose of the Trust;

          viii) To make, vary or rescind rules and others, if any, for the administration of the objects of the objects of the Trust and the management, control and maintenance of all properties, moneys, documents and books of accounts pertaining to the Trust and for the conduct of the affairs of the Trust;

          xi)       To appoint any person or persons (whether incorporated or
                not) to accept and hold in trust for the Trust any property belonging to the Trust or in which it is interested or for any other purpose and to accept and do all such acts and things as may be requisite in relation to any such trust;

          x) At any time and from time to time by power of attorney to appoint any person or persons to be the attorney or attorneys of the Trust for such purposes and with such powers, authorities and discretions and for such period and subject to such conditions as the Trustees may from time to time think fit;

          xi) To borrow or obtain loans from WPL or any of its Affiliates for the purposes of the Trust;

          xii) To enter into all such negotiations and contracts and rescind and vary all such contracts and execute all acts, deeds and things in the name and/or on behalf of the Trust as the Trustees may consider expedient for or in relation to any of the objects or otherwise for the purpose of the Trust, to authorise an person or persons whether Trustees or not to sign and execute all contracts, agreements, documents, instruments, deeds and papers whatsoever relating to the administration and affairs of the Trust or otherwise in which the Trust is interested

          xiii) To institute, conduct, defend, compound or abandon any legal proceedings by or against the Trust or its officer or otherwise concerning the affairs of the Trust and also to compound and allow time for payment or satisfaction of any dues or of any dues or of any demand by or against the Trust/

          xiv) To refer any claim or demand by or against the Trust to arbitration and observe and perform the awards;

          xv) To make all payments from the Trust for carrying out its objects

          xvi) To appoint sub-committee or sub-committees consisting of such members of their body as they deem fit for such purposes as may be considered necessary with or without powers to co-opt members; and

          xvii) Generally, to delegate the powers and authority vested in the Trustees to any person, firm, company or fluctuating body of persons.

     a) Restrictions on powers: Except acquiring the shares of WPL or any of its Affiliates (by subscription or otherwise0 for the purposes of the Trust, holding cash or depositing the monies in a schedule bank, the Trustees shall not make any other investment or carry any other business.

     b) Number of Trustees: There shall not be less than two nor more than six Trustees of the Trust.

     c) Conduct of affairs: The trustees may meet together in the office for the dispatch of business, adjourn or otherwise regulate their meetings and proceedings in such manner and at such time as they deem fit. Two Trustees present at the meeting shall be a quorum. Questions arising at any meeting shall be decided by the majority of votes and in case of equality of votes, the Chairman shall have a second or casting vote.

     d) Quorum and validity of acts, etc: A meeting of the Trustees at which a quorum is present shall be competent to exercise all or any of the authorities, powers and discretion vested in the Trustees generally.

     (a) Resolution by circularisation: The Trustees may pass resolution / s without any meeting of the Trustees provided that such resolution shall be evidenced in writing under the hands of at least two of the Trustees.

     e) Minutes: The Trustees shall cause proper minutes to be kept and entered in a book provided for the purpose of all their resolutions and proceedings and any such minutes of any meeting of the Trustees purported to be signed or initialed by the Chairman of such meeting or by the chairman of the next meeting shall be prima facie evidence of the matters transacted at the said meeting.

     f) Retirement of Trustees: A Trustees may retire at any time by given seven days notice in writing to WPL and also to all other Trustees indicating his desire to retire.

     g) Vacation of Office of Trustees: A person shall cease to be a Trustee if he dies or becomes insolvent/bankrupt or is unfit/incapable of acting as a Trustee or is out of India for more than one year continuously or refuses to act as a Trustee.

     h) Remuneration: Any Trustee, who being a professional or a partner of any professional firm in which he/she is a partner is engaged or employed in any professional capacity to act for the Trust or do any work for the Trust may be remunerated out of the Trust Fund by the Trustees for such professional work and he/she or such firm shall be entitled to charge the Trust for any professional services rendered to the Trust by such Trustees or by such firm.

     i) Reimbursement: It shall be lawful for the Trustees to reimburse themselves or himself or herself or pay and discharge out of the Trust Fund all costs, charges and expenses incurred in carrying out the objects of the Trust or in or about the execution of the Trust or the powers conferred by the Trust Deed.

     j) Liability of Trustees: The Trustees shall be respectively chargeable only for such properties, monies, stocks, shares, funds and securities as they shall respectively actually receive notwithstanding their respectively signing any receipt for the sake of conformity and shall be answerable and accountable only for their own respective acts, receipts, neglects or defaults and not for those of each other nor for nay banker, broker, auctioneer defaults and not for those of each other nor for any banker, broker, auctioneer or other person who or into whose hands any Trust properties, monies, stocks, shares, funds or securities nor for any other loss unless the same shall happen through their own willful default respectively and the Trustees and each of them may reimburse themselves or himself or herself or pay and discharge out of the Trust fund all costs, charges and expenses incurred in or about the execution of the Trust or powers conferred by the Trust Deed.

     k) Delegation: The Trustees may delegate any of their powers to any one or more sub-committees and they may from time to time revoke such delegation. Any sub-committees so formed shall in exercise of the powers so delegated confirm to any regulation or procedure that may from time to time be imposed on it by the Trustees.

     l) Trustees to frame internal rules: The Trustees shall be competent to frame subsidiary rules and internal regulations for the conduct of their affairs or the Trust in so far as such subsidiary rules and internal regulations are not inconsistent with the Rules. Such subsidiary rules and internal regulation shall be entered in the Minute Book of the Trust.

     m) Maintenance of Accounts and Records: Accounts and records shall be maintained in the form, mode and manner prescribed by the Trustees from time to time.

7.   RECEIPT AND TRANSFER OF SHARES:

(a) Direction to distribute: WPL or any person or persons appointed by WPL may from time to time notify the name of the beneficiaries who are entitled to receive the shares of WPL or its Affiliates. The notification shall contain directions on the number of such shares to be received by such beneficiary and the intervals at which such beneficiaries can receive such shares subject to the powers and provisions contained in the Trust Deed and the Rules

(b) Request by beneficiary: Before the expiry of a period of five (5) years from the date of the notification of the name (s) of the beneficiary (ies) entitled to receive shares, the concerned beneficiary (ies) may request the Trustees to transfer such shares to him subject to the beneficiary taking over the relative loan obligation. Request shall be made in the form set out in Annexure A hereto indicating the number of shares provided that the request shall be in accordance with the terms of the notification and the Rules.

(c) Compliance with clause 6(a) of the Trust Deed: In respect of the direction to distribute shares as specified in the clause 6 (a) of the Trust Deed, the Trustees shall, before distributing and arranging for transfer of such shares, obtain from the beneficiary concerned the following:

     (i) An undertaking in form set out in Annexure B hereto, not to transfer, dispose off or alienate the whole or part of such shares, including derivative shares except with the prior written consent of the Trustees.

     (ii) An undertaking in the form set out in Annexure C to the effect that upon distribution, the shares including derivative shares shall be placed in safe custody which bankers of the Trust in the joint name of the beneficiary concerned and the Trust with instructions to the banker that directions concerning the disposal of shares held in safe custody shall be issued and acted upon the bankers only if they are issued jointly by the beneficiary and the Trust, in whose joint names the safe custody account is opened; and

     (iii) A bond in the form set out in Annexure D from the beneficiary concerned in favour of the Trustees and WPL and its Affiliates to the effect that in the event of the beneficiary selling, transferring or otherwise alienating the whole or part of the share /received by him upon such distribution and thereafter leaving the employment of WPL or any of its Affiliate on or before the date specified in that behalf in such bond, the beneficiary shall bind himself, his legal heirs and assigns to pay to WPL and /or concerned Affiliate/s through the Trustees, as recompense an amount equal to the excess of the consideration received by the cost of the shares or such lower amount as WPL may indicate (in each case on merits or as part of general scheme) for the purpose of executing such bond.

     iv)   A irrevocable power of attorney in favour of the Trust authorising
     ------------------------------------------------------------------------
           the Trust to seek for the deletion of name of the beneficiary from
           ------------------------------------------------------------------
           the shares awarded in the event such shares revest in the Trust in
           ------------------------------------------------------------------
           terms of para 8 of this deed and for seeking absolute custody of the
           --------------------------------------------------------------------
           share certificate from the bank where such certificates are till
           ----------------------------------------------------------------
           such time been held in joint custody in accordance with the
           -----------------------------------------------------------
           provisions of para 7(k) of these rules.
           --------------------------------------

(a) Repayment of loan and interest: Upon the beneficiary concerned exercising his right to receive the shares and undertaking to repay the corresponding loan obligation, he shall repay to WPL (or the concerned Affiliate) at least twenty five (25) percent of the loan plus interest upto the date of receipt of the shares. The beneficiary concerned shall also repay the balance loan, at intervals of twelve (12) months at least twenty five (25) percent of the loan plus interest to the date of payment of the installment.

(b) Quantum of interest: the beneficiary concerned receiving the shares and undertaking to repay the corresponding loan obligation shall pay interest at the same rate as is payable by the Trust to WPL (or concerned Affiliate) subject as aforesaid, the Trustees shall charge such rate of interest as they deem fit and rate of interest may be varied from time to time.

(c) Full ownership of shares: The beneficiary concerned receiving the shares upon distribution shall not have the full ownership of the shares (and therefore shall not have any right to sell, transfer or alienate such shares) unless he has repaid the full amount of the corresponding loan obligation and interest payable thereon. On repayment of the full loan obligation and interest thereon, the shares shall be held jointly in the names of the concerned beneficiary and the Trust for the period specified in the bond executed by the beneficiary concerned.

(d) Bonus, right issue etc: If the share capital of WPL or its Affiliate is altered or bonus or right shares are issued, the notification with regard to the distribution of shares shall be proportionately adjusted and such proportionate concerned has not exercised his right to receive shares and take over the corresponding loan obligation.

(e) No right to receive shares on termination: In the event of termination of employment of the concerned beneficiary in WPL or any of its Affiliate for whatever reason (except due to retirement upon attaining normal retirement age or because of total and permanent disability or death), he shall have no right to receive any more shares and the corresponding loan obligation (including deferred receipt of shares and loan obligations), notwithstanding the notification of his name for receiving such shares and the loan obligations prior to his termination.

(f) Right to receive shares on death: Upon death of the beneficiary concerned, his nominee (s) may exercise the rights that could have been exercised by the deceased beneficiary in the month of his death and notwithstanding contained in sub-rule (C) hereof such right shall be exercised within ninety (90) days of death and shall be subject to the same obligations as the deceased beneficiary.

(g) Right to receive shares upon normal retirement or total and permanent disability: Upon such retirement on or after attaining the normal retirement age, or retirement because of total and permanent disability, the beneficiary concerned may exercise the rights that could have been exercised by him in the month of retirement notwithstanding anything contained in sub-rule (C) hereof, such right being exercisable within ninety (90) days from the date of such retirement.

(h) Joint custody of shares: The shares received in accordance with these Rules shall be kept with a scheduled bank in safe custody and the bank shall be instructed to accept directions in respect of such shares only if the directions are given by the beneficiary and the Trust in whose joint names the safe custody account is opened. After the expiry of the period specified in the Bond, the said joint safe custody arrangement shall be terminated and shares transferred to the name of the beneficiary turned over to the beneficiary.

(i) Sale transfer and alienation: The beneficiary (or the nominee) who receives the shares of WPL or any of its Affiliate shall not sell, transfer or alienate the shares so received before the expiry of the period specified in the bond executed by such beneficiary except with the previous written permission of the Trustees. In the event, of such sale, transfer or alienation with the constant of the Trustees, the Trustees shall recover from such beneficiary such sum as is payable by such beneficiary as and by way of security deposit to be placed with WPL(or the concerned Affiliate) which shall be refunded or forfeited in the manner and time or even as specified in the bond.

(j) Nominee: A beneficiary may appoint his spouse and/or child as nominee (s) for the purposes of exercising the rights subject to the obligations in terms of the Rules. The beneficiary concerned shall appoint such nominee(s) in the form as set out in Annexure E and such beneficiary may revoke such nomination at any time and a fresh nomination may be made on such revocation. In the even a any other near relative as a nominee. The nominee specified aforesaid shall alone be entitled to exercise the rights in respect of the beneficiary concerned and the Trustees shall not be liable in respect of any rights and obligations amongst the legal heirs interest of the employee concerned.

(k) No compulsion to accept shares: A beneficiary entitled to receive shares subjects to repayment of the relative loan obligations, shall not be under any compulsion or obligation to accept such shares subject to the relative loan obligation and the beneficiary concerned need not exercise any of his right in terms of the notification, Trust Deed and the Rules.

8.   REVESTING AND RETRANSFER OF SHARES: Notwithstanding anything contained in
     -------------------------------------------------------------------------
     these Rules, in the event of termination of employment or separation from
     -------------------------------------------------------------------------
     employment by resignation of the concerned beneficiary in WPL or any of its
     ---------------------------------------------------------------------------
     Affiliates for any reason whatsoever other than for reasons of retirement,
     --------------------------------------------------------------------------
     death or total and permanent disability, before the date specified in the
     -------------------------------------------------------------------------
     bond executed in terms of para 7(c)(iii) supra, the concerned beneficiary
     -------------------------------------------------------------------------
     shall, with effect from the date of termination or separation, as the case
     --------------------------------------------------------------------------
     may be, cease to have any right, title or interest whatsoever in the shares
     ---------------------------------------------------------------------------
     awarded or notified, and that all the right, title and interest in the
     ----------------------------------------------------------------------
     shares awarded or notified to the concerned beneficiary shall forthwith
     -----------------------------------------------------------------------
     stand revested and re-transferred back to the Trust without any further
     -----------------------------------------------------------------------
     action being taken by the Trustees in this regard and the Trust shall
     ---------------------------------------------------------------------
     become the sole and absolute owner thereof with all the rights of
     -----------------------------------------------------------------
     alienation therein in accordance with the provisions of these Rules and WPL
     ---------------------------------------------------------------------------
     shall upon, an application being made by the Trustees along with the share
     --------------------------------------------------------------------------
     certificates in respect of the awarded or notified shares, forthwith delete
     ---------------------------------------------------------------------------
     the name of the concerned beneficiary from the said share certificates as
     -------------------------------------------------------------------------
     well as from WPL's Register of Members.
     ---------------------------------------

                                                                      ANNEXURE A
                                                                      ----------


Trustees
Wipro Equity Reward Trust
BOMBAY.
-------

Gentlemen,

Further to my letter dated____________ to _____________ Limited, a copy whereof was forwarded to you, this is to inform you that I am desirous of receiving, pursuant to the Notification issued by ___________________ Limited on_____________ the following shares:


___________shares of Rs.__________ each in__________________________LTD.

As required by the Rules of the Trust, I undertake to take over the loan obligation relative to the foregoing shares, including derivative shares.

I have executed in the prescribed form and now enclose:

a)   an undertaking not to sell the shares, including derivative shares.

b) an undertaking to keep the shares including derivative shares in joint custody after I receive them,

c)   a bond for payment or recompose.

I trust the above would be found in order and look forward to hearing from you in the matter.


                                                         Yours faithfully,

Date:

Copy forwarded to
________________ Limited
Bombay.

Note:  To be executed on appropriate stamp paper.

                                                                      ANNEXURE B
                                                                      ----------


Trustees
Wipro Equity Reward Trust
BOMBAY.
-------

Gentlemen,

     I refer to the Notification dated___________ issued by __________________ In accordance with the Trust Deed and Rules of the Wipro Equity Reward Trust awarding me_____________ ordinary shares of _____________Limited by a letter of even date I have accepted in principle to receive __________ shares out of the aforesaid ____________________ shares.

2. Pursuant to the terms and conditions governing the award and the Rules of Wipro Equity Reward Trust, I undertake not to sell, transfer or otherwise alienate the said________ shares including derivative shares at any time during a period of ___________ years ending on___________ except with the prior written consent of the Trustees of Wipro Equity Reward Trust.

3. This undertaking binds me, my legal heirs, executors, administrators, assigns and nominees.

                                                               Yours faithfully,


Dated:

Note:  To be executed on appropriate stamp paper.

                                                                      ANNEXURE C
                                                                      ----------


Trustees
Wipro Equity Reward Trust
BOMBAY.
-------

Gentlemen,

     I refer to the Notification dated___________ issued in accordance with the Trust Deed and Rules of the Wipro Equity Reward Trust awarding me_____________ shares of ____________________Limited. By a letter of even date I have accepted in principle to receive __________ shares out of the aforesaid
____________________ shares.

2. As required by the Rules of Wipro Equity Reward Trust, I undertake that I shall place the shares received by me including derivative shares in safe custody with the bankers of the Trust in the joint names of myself and the Trust for a period of ________ years ending on_________ and further, I hereby agree and give consent that all directions concerning the sale, transfer or alienation of the said shares so held in joint custody during the aforesaid period shall be issued and acted upon by the bankers only if they have been issued jointly by the parties (viz. Myself or as the case may be my nominee and the Trust) in whose names the safe custody account stands.

3. This undertaking shall be binding one me, my legal heirs, executors, administrators, assigns and nominees.


                                                               Yours faithfully,

Date:


Note:  To be executed on appropriate stamp paper.

                                                                      ANNEXURE D
                                                                      ----------


WHEREAS I, _______________________________________________________ residing at
____________________________________________________________ am an employee of
_________________________________________.


     AND WHEREAS Wipro Products Ltd. (WPL) has established Wipro Equity Reward Trust (WERT) through a Trust executed on 9/th/ April, 1984 as part of the reward
                                         -----------------
programme for certain group of management employees.

     AND WHEREAS under the Trust Deed and Rules, WPL or any person nominated by WPL can directed the Trustees of the Trust to distribute the shares of WPL or its affiliates to beneficiaries to beneficiaries eligible to receive such shares under the Rules of the Trust.

     AND WHEREAS pursuant to the aforesaid powers vested in WPL, a Notification dated__________ was issued and whereby I have been awarded the __________ shares (hereinafter called "the said shares" which expression shall also include any bonus or right shares in relation tot he said shares) subject to the terms and conditions mentioned in that behalf in the said Notification and also subject to the provisions contained in the Trust Deed and Rules:

     AND WHEREAS in response to the aforesaid Notification, I, by my letter dated______________ addressed to________________ and the Trustees of the said Trust, have agreed to the following dates by which the distribution may be made to me:

     Numbers of Shares            The earliest date which the
     -----------------
                                  Distribution may be made.
                                  -------------------------


     AND WHEREAS in terms of request in the form set out in Annexure A appended to the Rules and provided in the Rules, I have requested on _________that____________ shares of____________ be given to me subject to my agreeing to repay the relative loan obligation;

     AND WHEREAS in terms of the said terms and conditions, I am required not to sell, transfer or alienate the said shares before the expiry of a period of __________ ( ) from the date of Notification awarding the said shares, except after payment of recompense or security deposit as stipulated by WPL in the said Notification.

Know all men by these presents that:

i) I bind myself, my legal heirs, executors, administrators, assigns and nominees that I shall not sell, transfer or alienate the said shares including
derivative shares before the expiry of a period of _________(   ) years from the
date of Notification awarding the said shares (hereinafter called 'the said date').

ii) In the event of sale, transfer or alienation on or before the said date, I, my legal heirs, executors, administrators, assigns and nominees undertake to deposit with WPL an amount calculated in accordance with the table set out in the schedule hereunder written, such deposit to be dealt with as under:

a) As long as my employment is continued in WPL and/or any of its affiliates, to be refunded in full through effluxion of time having regard to the percentages specified in the schedule hereunder written, so that the unrefunded deposit corresponds to the deposit that would have been required had the sale of shares taken place on the occasion of such refund;

b) In the event of my retirement on or after reaching normal retirement age or on account of total and permanent disability or in the event of my death whilst in employment, the amount of unrefunded deposit shall be refunded to me (or as the case may be to my nominee).

c) If my employment is terminated before the said date otherwise than on account of the circumstances referred to in (b) above the unrefunded deposit shall be forfeited by WPL, or as the case may be, by its affiliates as recompose for premature termination of my employment.

                          Schedule Referred to Above
                          --------------------------

Interval that has elapsed from the date of     % of the premium realised upon
Notification awarding the said shares tot he   the sale, etc.(i.e. gross
date of proposed sale, transfer, alienation    realisation less the pro-rated
                                               cost tobe paid as security
                                               deposit)
--------------------------------------------------------------------------------
Less than 5 years                                        100%

Dated this________________ day of __________ 1982.

Bond given into favour of

________________________
________________________
________________________                    Signature of the employees
________________________                           giving the Bond

Acceptance by WIPRO Products
Limited___________________

Witness:                               Witness:
1.                                     1.

2.                                     2.

                                                                      ANNEXURE E
                                                                      ----------


The Trustees
Wipro Equity Reward Trust
BOMBAY.
-------

Gentlemen,


     In respect of the rights to be exercised by me under WERT and the Rules framed thereunder, I hereby appoint my spouse / child, viz. Mr/Mrs/Miss ___________________________________ residing at ___________________
________________________________________________________ as the nominee in accordance with Rule of  WERT.

This _________________ day of ___________199______

                                                              Yours faithfully,

                                                      Signature of Beneficiary

Witnessed by:

I.   1)  Signature

     2)  Name      :

     3)  Address   :


I.   1)  Signature

     2)  Name      :

     3)  Address   :